--------------------------------------------------------------------------------
Fellow Shareholders
--------------------------------------------------------------------------------

What a year 1995 was for the financial markets and your fund. The stock market, as measured by the Standard & Poor's 500 Index, had its best year since 1958. The bond market recorded one of its best years ever as interest rates fell sharply. While the technology-laden Nasdaq Composite outpaced the S&P 500, other small stock indices lagged the broad index.

     The New Horizons Fund had its best year since 1980 and the third best in its 35-year history. The fund sharply outperformed the unmanaged major market indices and the average for other small-company mutual funds for both the 6- and 12-month periods ended December 31. New Horizons was one of the top 25 performing funds in the country for the year, attracting significant new assets and investors. We want to welcome all our new shareholders.

--------------------------------------------------------------------------------
Performance Comparison
--------------------------------------------------------------------------------

                                                          Periods Ended 12/31/95
                                                          6 Months     12 Months
                                                          ----------------------
New Horizons Fund                                          25.3%         55.4%

Lipper Small Company
   Fund Index                                              13.9          31.4

Nasdaq Composite*                                          12.7          39.9

S&P 500                                                    14.5          37.6
--------------------------------------------------------------------------------

* Principal only

     Small stocks lagged their larger counterparts for the second consecutive year, but outperformed by a wide margin over the past five years. Small-cap performance cycles typically last five to seven years with a burst of outperformance at the end. Therefore, we believe small stocks will regain market leadership.

YEAR-END DISTRIBUTION

The fund's Board of Directors declared a capital gain distribution of $2.41 per share (a short-term gain of $0.77 per share plus a long-term gain of $1.64 per share) payable on December 28 to shareholders of record on December 26. In early January, we mailed your check or statement reflecting this distribution. Form 1099-DIV, reporting this payment for tax purposes, was sent in late January.

MARKET ENVIRONMENT

The long bull market that has seen stock prices (as measured by the S&P 500) climb more than sixfold since 1982 was driven primarily by an extended decline in long-term interest rates. The market stalled in 1994 as the Federal Reserve gradually tightened to corral a robust economy. Last year, however, the economy cooled, inflation remained subdued, and interest rates dropped sharply and unexpectedly, providing new fuel for the market's advance. The 30-year Treasury bond yield slid almost two percentage points to just under 6% as 1995 came to a close.

     The other major factor behind the bull market of the 1990s has been strong corporate earnings. Last year, robust profits helped technology and financial services stocks lead the rally. As the year progressed, the run-up fed on itself, with investors pouring unprecedented amounts of money into domestic stock mutual funds, mergers and acquisitions reaching record levels, and companies launching new and secondary equity offerings in near-record numbers. On the whole, stock prices barely paused for breath, suffering no serious decline during the year. The political climate was also favorable, as Republicans resumed control of Congress for the first time in four decades, promising smaller government, a capital gains tax cut, and a balanced budget. However, investor enthusiasm waned somewhat toward year-end as deficit reduction efforts stalled.

PORTFOLIO REVIEW

Repeating the pattern of the past several years, technology was again the best perform-ing sector of the New Horizons portfolio, despite profit-taking in some areas late in the year. Six of the fund's top 10 contributors to performance were technology stocks, led by networking equipment manufacturer ASCEND COMMUNICATIONS, which rode the wave of investor interest in companies involved in voice/video/data communications networks. Ascend's stock price rose almost eightfold. Other top technology performers included software companies INTUIT and ADOBE SYSTEMS, and semiconductor manufacturer MAXIM INTEGRATED PRODUCTS. Most semiconductor stocks, however, declined in the fourth quarter as the pace of new orders slowed and price competition mounted.

     Our financial stock holdings also rose sharply in 1995 due to the decline in interest rates and the strength in the financial markets. The fund's health care sector, and particularly its biotechnology holdings, had its best year since 1991. Finally, business services holdings were strong performers throughout the year, led by payroll processor PAYCHEX, which almost doubled, and lodging and real estate franchiser HFS, which tripled. For the most part, the fund also evaded "torpedoes" -- stocks that drop precipitously in response to unexpected earnings shortfalls -- although it did take a few hits in several issues, including SYBASE, QUANTUM HEALTH RESOURCES, and CYGNE DESIGNS.

     We made no major shifts in sector weightings during the year, as shown in the table, and the fund remained broadly diversified. We continued to reduce our consumer holdings in response to broad-based weakness in that sector, while modestly increasing our technology and business services holdings to just over half of net assets. We slightly increased our position in health care for the first time in several years in response to an improved fundamental and regulatory environment.

--------------------------------------------------------------------------------
Sector Diversification
--------------------------------------------------------------------------------

                                                         12/31/94       12/31/95
                                                         --------       --------
Financial                                                    5%             5%
Health Care                                                 15             16
Consumer                                                    22             19
Technology                                                  23             24
Business Services                                           25             27
Energy                                                       4              3
Basic Industrial                                             4              4
Reserves                                                     2              2
                                                         --------       --------
Total                                                      100%           100%
--------------------------------------------------------------------------------

OUTLOOK

Most of the factors that drove the market higher in 1995 remain favorable, but are unlikely to be as positive in 1996. Inflation remains subdued and interest rates should stay low, but further sharp declines appear unlikely. Early 1996 mutual fund inflows appear very strong, and the overall supply/demand environment remains favorable. Economic growth remains healthy, and while corporate profits will rise again, their rate of increase will likely drop below 10%. Indeed, the number of companies reporting earnings disappointments increased significantly at year-end.

     As overall economic growth slows, companies showing strong earnings growth should continue to attract investor attention. Small-company stocks, which trailed the market advance in late 1995, are due to catch up. On a longer-term basis, we believe small-cap stocks should outperform the overall market over the next two years.

     Market valuations do not look excessive given the interest rate environment. The S&P 500 sold for 15.8 times estimated 1996 earnings at the end of last year. The New Horizons Fund portfolio, which we estimate will show earnings growth of close to 25% annually over the next three to five years, sells at an average of 23.6 times estimated 1996 earnings, a relative P/E of 1.49. While this is the fund's highest relative P/E since 1984, it is still well below the peak levels of 2.0 and up that have foretold the end of earlier small-cap performance cycles. While a short-term correction following 1995's strong advance would not be surprising, we continue to be optimistic about the fund's longer-term outlook.

                                Respectfully submitted,

                                /s/ John H. Laporte

                                John H. Laporte
                                President

January 17, 1996


--------------------------------------------------------------------------------
A Word on Market Corrections
--------------------------------------------------------------------------------

After the stock market's spectacular run in 1995, concerns about a "correction" have intensified. Most market observers consider a correction to be a short and sometimes steep decline following a period of rising prices. Moderate corrections of around 10% have been quite common, occurring on average about once every two years over the last half-century, according to Ned Davis Research.

     The market as measured by the Dow Jones Industrial Average has not experienced a moderate correction since early 1994. Furthermore, the Dow last hit a bear market bottom -- defined as a drop of at least 20% -- in October 1990. Therefore, it would not be surprising to see a modest pullback in 1996, on the order of 5% to 10%. In fact, as we write, the market has gotten off to a rocky start.

     Corrections are not only common, but can be beneficial for long-term investors, especially those who invest in regular amounts through dollar cost averaging. In a correction, overall stock prices decline, often leading to more attractive valuations and good buying opportunities. History has shown that investors who continue to buy through a downturn fare quite well. In fact, the Dow has proven resilient in the aftermath of past corrections of around 10%, taking an average of just six months to recover its losses, according to Ned Davis. (To realize the benefits of dollar cost averaging, you should be prepared to continuously purchase securities over a period of time, in up and down markets. This approach does not assure a gain nor protect you from a loss in declining markets.)

     We raise the issue of a market correction not as a prediction, but as a reminder that stock prices do not move in only one direction. If you are satisfied that your investments are appropriate for your various objectives, we recommend that you stay the course when a correction eventually occurs.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
New Horizons Fund P/E Ratio
--------------------------------------------------------------------------------

                             [GRAPH APPEARS HERE]

--------------------------------------------------------------------------------
New Horizons Fund P/E Ratio Relative to the S&P 500 P/E Ratio
--------------------------------------------------------------------------------

                             [GRAPH APPEARS HERE]

--------------------------------------------------------------------------------
Note: The fund's P/E ratio is an average, unweighted number based on 12-month forward earnings per share as estimated by the fund's investment manager at each quarter-end.

--------------------------------------------------------------------------------
Contributions to the Change in Net Asset Value Per Share
--------------------------------------------------------------------------------
T. Rowe Price New Horizons Fund

Six Months Ended December 31, 1995


--------------------------------------------------------------------------------
TEN BEST CONTRIBUTORS
--------------------------------------------------------------------------------
Ascend Communications                                                        28c
Intuit                                                                       24
Paychex                                                                      20
HFS                                                                          19
Maxim Integrated Products                                                    15
CUC International                                                            13
America Online                                                               10
Paging Network                                                               10
Republic Industries*                                                          9
Cascade Communications                                                        8
--------------------------------------------------------------------------------
Total                                                                       156c
--------------------------------------------------------------------------------
TEN WORST CONTRIBUTORS
--------------------------------------------------------------------------------
Office Depot                                                                 -6c
Quantum Health Resources                                                      5
North American Biologicals                                                    5
Electronic Arts*                                                              4
Players International                                                         4
Pyxis                                                                         4
DSC Communications**                                                          3
Vishay Intertechnology                                                        2
TriMas                                                                        2
Silicon Valley Group                                                          2
--------------------------------------------------------------------------------
Total                                                                       -37c
--------------------------------------------------------------------------------

* Position added
** Position eliminated

Twelve Months Ended December 31, 1995

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TEN BEST CONTRIBUTORS
--------------------------------------------------------------------------------
Ascend Communications                                                        17c
Paychex                                                                      13
Intuit*                                                                      13
CUC International                                                            11
Maxim Integrated Products                                                    11
HFS                                                                          11
Adobe Systems                                                                10
Xilinx                                                                        9
Synopsys                                                                      7
Money Store                                                                   7
--------------------------------------------------------------------------------
Total                                                                       109c

--------------------------------------------------------------------------------
TEN WORST CONTRIBUTORS
--------------------------------------------------------------------------------
Sybase                                                                      -16c
Quantum Health Resources*                                                    11
North American Biologicals                                                    4
Electronic Arts*                                                              4
Cygne Designs**                                                               4
DSC Communications**                                                          4
Franklin Quest**                                                              3
Pyxis                                                                         3
AnnTaylor Stores**                                                            3
Office Depot                                                                  3
--------------------------------------------------------------------------------
Total                                                                       -55c
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Twenty-Five Largest Holdings
--------------------------------------------------------------------------------
December 31, 1995
                                                                      Percent of
Company                                                               Net Assets
--------------------------------------------------------------------------------
CUC International                                                        2.9%
Paychex                                                                  2.9
Viacom                                                                   2.2
Maxim Integrated Products                                                2.0
Intuit                                                                   1.9
Adobe Systems                                                            1.7
HFS                                                                      1.5
Xilinx                                                                   1.4
Paging Network                                                           1.4
General Nutrition                                                        1.2
Ascend Communications                                                    1.1
SunGard Data Systems                                                     1.1
Synopsys                                                                 1.0
America Online                                                           1.0
Olsten                                                                   1.0
ADVO                                                                     0.9
OEA                                                                      0.9%
BMC Software                                                             0.9
Discount Auto Parts                                                      0.9
Altera                                                                   0.9
United HealthCare                                                        0.9
Broderbund Software                                                      0.9
Omnicare                                                                 0.9
Catalina Marketing                                                       0.8
Concord EFS                                                              0.8
--------------------------------------------------------------------------------
Total                                                                   33.1%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Average Annual Compound Total Return
--------------------------------------------------------------------------------
Periods Ended December 31, 1995

              1 Year         5 Years          10 Years
              55.44%          26.22%           14.46%

--------------------------------------------------------------------------------
Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

--------------------------------------------------------------------------------

PERFORMANCE COMPARISON
--------------------------------------------------------------------------------
                             [GRAPH APPEARS HERE]


Note: The index return does not reflect expenses, which have been deducted from the fund's return.

--------------------------------------------------------------------------------
Investment Record
--------------------------------------------------------------------------------
T. Rowe Price New Horizons Fund
--------------------------------------------------------------------------------

The table below shows the investment record of one share of the T. Rowe Price New Horizons Fund, purchased at the initial offering price of $3.33, for the period 6/3/60 through 12/31/95. Over this time stock prices in general have risen. The results shown should not be considered a representation of the dividend income or capital gain or loss which may be realized from an investment made in the fund today.


--------------------------------------------------------------------------------
Per Share Data/1/
--------------------------------------------------------------------------------

                        With Capital Gains and Income Dividends
                     Taken in Cash               Reinvested in Additional Shares                         Annual Total Return
         ---------------------------------     -----------------------------------                          On Investment
                                                                                                              % Change
                                                                                                        --------------------
Year         Net         Capital                         Capital
Ended       Asset         Gain             Income         Gain          Income        Value of
12/31       Value     Distributions/2/    Dividends   Distributions    Dividends     Investment          Fund      S&P 500
-------    -------    ----------------    ---------   -------------    ---------     ----------         --------  ----------
5 YEARS                                                                                                 5 YEARS
-------                                                                                                 --------
1965/3/   $  4.47        $  0.30           $0.02       $    0.31         $0.02        $   4.85            45.5%     96.5%
1970         8.12           1.64            0.20            1.93          0.23           10.85           123.8      17.8
1 YEAR                                                                                                  1 YEAR
------                                                                                                  -------
1971        12.21           0.15            0.05            0.20          0.07           16.71            54.0      14.3
1972        14.59           0.20            0.04            0.28          0.05           20.33            21.7      19.0
1973         8.02           0.69            0.04            0.96          0.06           11.82           -41.9     -14.7
1974         4.86           0.03            0.06            0.05          0.08            7.24           -38.7     -26.5
1975         6.66             --            0.09              --          0.14           10.11            39.6      37.2
1976         7.32             --            0.07              --          0.11           11.23            11.1      23.9
1977         8.17             --            0.07              --          0.11           12.66            12.7      -7.1
1978         9.75             --            0.10              --          0.15           15.30            20.8       6.6
1979        13.01             --            0.16              --          0.25           20.73            35.5      18.6
1980        19.53           0.37            0.23            0.59          0.37           32.67            57.6      32.4
1981        16.06           1.68            0.32            2.81          0.54           30.11            -7.8      -5.0
1982        15.90           2.62            0.35            4.91          0.66           36.98            22.8      21.6
1983        17.90           0.76            0.20            1.76          0.47           44.21            19.5      22.6
1984        12.78           3.72            0.16            9.19          0.40           39.95            -9.6       6.2
1985        15.13           0.52            0.14            1.63          0.44           49.66            24.3      31.7
1986        12.38           2.64            0.09            8.92          0.30           49.58            -0.2      18.7
1987         9.51           1.93            0.06            7.98          0.24           46.01            -7.2       5.3
1988        10.74           0.03            0.07            0.15          0.34           52.45            14.0      16.5
1989        12.43           1.01            0.07            4.93          0.34           66.19            26.2      31.6
1990        10.61           0.53            0.09            2.83          0.48           59.82            -9.6      -3.1
1991        15.68           0.39            0.05            2.20          0.28           91.10            52.3      30.3
1992        15.53           1.76              --           10.23            --          100.74            10.6       7.6
1993        16.16           2.70              --           17.51            --          122.91            22.0      10.1
1994        14.76           1.43              --           10.88            --          123.28             0.3       1.3
1995        20.50           2.41              --           20.13            --          191.64            55.4      37.6
---------------------------------------------------------------------------------------------------------------------------------
Total                     $27.51           $2.73         $110.38         $6.13

--------------------------------------------------------------------------------
/1/ Per share figures reflect the 3-for-1 stock split May 1, 1973.

/2/ Includes short-term capital gains of $0.01 in 1969; $0.13 in 1981; $0.17 in 1982; $0.29 in 1984; $0.02 in 1986; $0.06 in 1991; $0.37 in 1993; $0.07 in
    1994; and $0.77 in 1995 which are taxable to shareholders at ordinary income rates.

/3/ From inception 6/3/60 to 12/31/65.

--------------------------------------------------------------------------------
Portfolio of Investments
T. Rowe Price New Horizons Fund / December 31, 1995
--------------------------------------------------------------------------------
(values in thousands)

                                                                                    Value
                                                                                 ----------
-------------------------------------------------------------------------------------------
Common Stocks, Convertibles
   & Warrants -- 97.9%
-------------------------------------------------------------------------------------------
FINANCIAL -- 3.8%
-------------------------------------------------------------------------------------------
INSURANCE -- 1.5%
    285,000 shs      CMAC Investment.......................................      $   12,540
    207,406       *  MAIC Holdings.........................................           6,974
    196,350          Mutual Risk Management................................           8,983
  1,000,000          Presidential Life.....................................           9,812
    255,500       *  United Insurance......................................           4,807
                                                                                     43,116
FINANCIAL SERVICES -- 2.3%
    300,000       *  1st Investors Financial...............................           2,475
    150,000          ADVANTA (Class B).....................................           5,475
    330,000       *+ Consumer Portfolio Services...........................           6,084
    216,033          Duff & Phelps Credit Rating...........................           3,106
    450,000       *  ITG...................................................           4,275
    275,000          Legg Mason............................................           7,563
    449,998          Mercury Finance.......................................           5,962
  1,187,500          Money Store...........................................          18,555
    230,000       *  Oxford Resources (Class A)............................           5,261
    112,500       *  Union Acceptance (Class A)............................           1,617
    400,000       *  World Acceptance......................................           4,375
                                                                                     64,748
TOTAL FINANCIAL                                                                     107,864
-------------------------------------------------------------------------------------------
HEALTH CARE -- 14.5%
-------------------------------------------------------------------------------------------
PHARMACEUTICALS -- 0.7%
    190,000       *  Aronex Pharmaceuticals................................             807
     46,500       *  DepoTech..............................................             872
     82,500       *  Ethical Holdings ADS..................................             737
    129,310       *# Genta.................................................             247
     50,000       #  Genta, (Series A).....................................             388
     50,000 wts   *# Genta, 10/28/98.......................................               0
    251,000 shs   *  Immulogic Pharmaceutical..............................           4,785
    320,800       *  Incyte Pharmaceuticals................................           8,020
    100,000       *  Inhale Therapeutic Systems............................           1,000
    175,000       *# Magainin Pharmaceuticals..............................           2,028
    100,000       *  Noven Pharmaceuticals.................................           1,119
                                                                                     20,003
BIOTECHNOLOGY -- 4.5%
    151,500       *  Arris Pharmaceutical..................................           2,083
    100,000       *  BioChem Pharma........................................           4,013
    200,000       *  Biogen................................................          12,250
    150,000       *# Cambridge Neuroscience................................           1,215
    275,000       *  Cell Genesys..........................................           2,750

                                                                                    Value
                                                                                 ----------
    200,000 shs   *  COR Therapeutics......................................      $    1,650
    100,000       *  Corvas International..................................             550
    150,000       *# Creative Biomolecules.................................             928
    390,000       *  Cytel.................................................           2,413
    445,000       *  CytoTherapeutics......................................           7,621
    100,000       *  Energy BioSystems.....................................             738
     90,000       *  Genzyme Transgenics...................................             411
    425,000       *+ Guilford Pharmaceuticals..............................           6,694
    200,000       *  Human Genome Sciences.................................           7,625
    400,000       *  IBAH..................................................           2,400
    214,190       *  IBAH, (Series A)......................................           1,275
    642,570 wts   *  IBAH, 8/9/00..........................................               0
    400,000 shs   *  IDEXX Laboratories....................................          18,700
    724,700       *  Isis Pharmaceuticals
                        (Class B)..........................................           9,557
    500,000       *# Isis Pharmaceuticals..................................           5,906
    200,000       *  Matritech.............................................             806
  1,469,000       *+ North American Biologicals............................          15,975
    364,700       *+ NPS Pharmaceuticals...................................           6,063
     39,000       *  Parexel International.................................           1,326
    600,000       *+ SangStat Medical......................................           6,187
    200,000       *# T Cell Sciences.......................................             540
    740,000       *+ Targeted Genetics.....................................           4,024
  1,170,000       *+ Xenova Group ADR......................................           4,022
                                                                                    127,722
MEDICAL EQUIPMENT -- 1.3%
    400,000          Dentsply International................................          15,975
    200,000       *  Fresenius USA.........................................           3,975
    100,000       *  Nellcor...............................................           5,838
    300,000       *  VISX..................................................          11,737
                                                                                     37,525
MEDICAL INSTRUMENTS AND DEVICES -- 3.6%
     75,000          Arrow International...................................           3,047
    300,000       *  Bio-Plexus............................................           3,112
    280,000       *  Corvita...............................................           2,853
    103,600       *  Cyberonics............................................             518
    600,000       *  Haemonetics...........................................          10,650
    107,000       *  IGEN..................................................             615
     19,200       *  InStent...............................................             290
    200,000       *  Medisense.............................................           6,362
    250,000          Minntech..............................................           4,906
    212,500       *  Patterson Dental......................................           5,764
    600,000       *  Pyxis.................................................           8,812
    290,500       *  R. P. Scherer.........................................          14,271
    185,000       *  ResMed................................................           2,313
    100,000       *  SpaceLabs Medical.....................................           2,863
    175,000          Sterile Concepts......................................           2,538
    125,000          Stryker...............................................           6,555

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                    Value
                                                                                 ----------
    900,000 shs   *  Sybron International..................................      $   21,375
    173,200       *  Tecnol Medical Products...............................           3,074
     18,236       *# Universal Display.....................................               0
    100,000       *  VIVUS.................................................           3,106
                                                                                    103,024
HEALTH CARE SERVICES -- 4.4%
     94,000       *  Access Health Marketing...............................           4,183
     52,900       *  Apria Healthcare......................................           1,508
    493,400       *+ Community Care of America.............................           5,181
    225,000       *  Health Management
                        (Class A)..........................................           5,878
    100,000          Healthdyne............................................             875
    650,000       *  HEALTHSOUTH...........................................          18,931
    145,000       *  OccuSystems...........................................           2,900
 $7,776,000          Omnicare, 5.75%, 10/1/03..............................          24,276
    900,000 shs   *+ Quantum Health Resources..............................           8,831
    743,800       *  Quorum Health Group...................................          16,271
    352,100       *  Raytel Medical........................................           3,081
    178,500       *  Syncor International..................................           1,227
    112,700       *  Synetic...............................................           3,296
    375,000          United HealthCare.....................................          24,562
    252,300       *  Veterinary Centers
                        of America.........................................           4,258
                                                                                    125,258
TOTAL HEALTH CARE                                                                   413,532
-------------------------------------------------------------------------------------------
CONSUMER -- 18.7%
-------------------------------------------------------------------------------------------
SOFT GOODS RETAILERS -- 0.1%
    200,000       *  Jos. A. Bank Clothiers................................             412
    170,000       *  Supreme International.................................           2,699
                                                                                      3,111
HARD GOODS RETAILERS -- 4.3%
    279,900       *  Brookstone............................................           2,274
    401,900       *  Circle K..............................................          10,198
    800,000       *  Discount Auto Parts...................................          24,900
  1,500,000       *  General Nutrition.....................................          34,875
    433,600       *+ Little Switzerland....................................           1,653
    300,000       *  Micro Warehouse.......................................          13,050
    146,600       *  Neostar Retail Group..................................           1,072
    900,000       *  Office Depot..........................................          17,775
    350,000       *  PETsMART..............................................          10,850
    327,500       *  TSC...................................................           6,632
                                                                                    123,279
CONSUMER NONDURABLES -- 4.2%
     21,900          Anthony Industries....................................             504
  1,750,000       *+ Benson Eyecare........................................          15,750
    530,000       *  Chaus Bernard.........................................           1,921
    200,000       *  Chic by H.I.S.........................................           1,100
    131,800       *  ERO...................................................             807
    357,000       *  Jones Apparel Group...................................          14,057
    350,000       *  Marisa Christina......................................           5,928

                                                                                    Value
                                                                                 ----------
    107,500 shs   *  Marker International..................................      $    1,303
    500,000       *  Nautica Enterprises...................................          21,688
    189,600       *  Norton McNaughton.....................................           2,109
    300,000       *+ Norwood...............................................           5,138
    150,000       *  Oakley................................................           5,100
    281,000       *  Perrigo...............................................           3,354
    187,000          Rival.................................................           4,172
    700,000       *+ Score Board...........................................           3,150
    100,000          St. John Knits........................................           5,313
    200,000       *  Sunglass Hut International............................           4,725
    400,000       *  Tommy Hilfiger........................................          16,950
    338,600       *  Westpoint Stevens.....................................           6,751
                                                                                    119,820
RESTAURANTS -- 1.9%
    200,000       *  Boston Chicken........................................           6,412
    130,000       *  DAKA International....................................           3,559
    531,500       *  Lone Star Steakhouse
                        & Saloon...........................................          20,363
    390,400       *  Outback Steakhouse....................................          14,030
    309,700          Sbarro................................................           6,659
    300,000       *+ Schlotzsky's..........................................           3,188
                                                                                     54,211
ENTERTAINMENT -- 3.2%
    252,100       *  Bristol Hotel.........................................           6,145
    371,924       *  Carmike Cinemas (Class A).............................           8,368
     57,300       *  Casino America........................................             355
     95,000       *  Extended Stay America.................................           2,589
    500,000       *  Graff Pay-Per-View....................................           2,344
    239,000       *  Players International.................................           2,569
     90,000       *  Savoy Pictures........................................             568
    153,300       *  Scandinavian Broadcasting
                        System.............................................           3,401
    152,000       *  Viacom (Class A)......................................           6,973
  1,194,748       *  Viacom (Class B)......................................          56,601
                                                                                     89,913
CONSUMER SERVICES -- 5.0%
    424,400       *+ Advanced Ross.........................................          11,857
    433,000       *+ Ambassadors International.............................           4,249
    750,000       *  America Online........................................          27,984
    276,600       *  Apollo Group..........................................          10,822
  2,429,574       *  CUC International.....................................          82,909
    100,000       *  Glacier Water Services................................           1,863
    200,000          Sotheby's (Class A)...................................           2,850
                                                                                    142,534
TOTAL CONSUMER                                                                      532,868
-------------------------------------------------------------------------------------------
TECHNOLOGY -- 24.2%
-------------------------------------------------------------------------------------------
COMPUTER HARDWARE -- 0.9%
    242,900       *  Security Dynamics
                        Technologies.......................................          13,299

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                    Value
                                                                                 ----------
    400,000 shs   *  Silicon Graphics......................................      $   11,000
                                                                                     24,299
COMPUTER SOFTWARE -- 11.1%
    800,000          Adobe Systems.........................................          49,700
    139,700       *  Baan Company..........................................           6,321
    600,000       *  BMC Software..........................................          25,575
    400,000       *  Broderbund Software...................................          24,350
    750,000       *  Electronic Arts.......................................          19,641
    175,000       *  Expert Software.......................................           2,472
    750,000       *  Informix..............................................          22,547
    700,000       *  Intuit................................................          54,687
    250,000       *  Oracle Systems........................................          10,594
    400,000       *  PeopleSoft............................................          17,050
  1,187,200       *  PLATINUM technology...................................          21,889
    474,900       *  Sybase................................................          17,037
    750,000       *  Synopsys..............................................          28,594
    322,900       *  Tivoli Systems........................................          10,837
    115,300       *  Verity................................................           5,044
                                                                                    316,338
PERIPHERALS -- 0.6%
    400,000       *  Analog Devices........................................          14,150
     62,500          Molex.................................................           2,000
                                                                                     16,150
NETWORKING AND TELECOM
   EQUIPMENT -- 4.6%
    350,000       *  3Com..................................................          16,341
    250,000       *  ALANTEC...............................................          14,562
    400,000       *  Ascend Communications.................................          32,475
    300,000       *  Bay Networks..........................................          12,319
    150,000       *  Cascade Communications................................          12,769
    200,000       *  Glenayre Technologies.................................          12,450
    610,300       *+ Microcom..............................................          15,906
    200,000       *  Shiva.................................................          14,600
                                                                                    131,422
SEMICONDUCTORS -- 7.0%
    485,000       *  Actel.................................................           5,244
    500,000       *  Altera................................................          24,844
    750,000       *  Cirrus Logic..........................................          14,859
    500,000          Linear Technology.....................................          19,687
  1,500,000       *  Maxim Integrated Products.............................          57,750
    135,100       *  Microchip Technology..................................           4,948
    300,000       *  Silicon Valley Group..................................           7,594
    600,000       *  Vishay Intertechnology................................          18,900
  1,340,700       *  Xilinx................................................          40,724
    183,200       *  Zilog.................................................           6,710
                                                                                    201,260
TOTAL TECHNOLOGY                                                                    689,469

                                                                                    Value
                                                                                 ----------
-------------------------------------------------------------------------------------------
BUSINESS SERVICES -- 27.0%
-------------------------------------------------------------------------------------------
TELECOM SERVICES -- 3.9%
  5,200,000 shs   *  Arch Communications (144a)
                        6.75%, 12/1/03.....................................      $    7,594
    290,000       *  CellStar..............................................           7,576
    104,616       *  Cellular Communications,
                        $.01 Red Cv. Pfd. .................................           5,205
    435,000          Frontier..............................................          13,050
    266,666       *  International CableTel................................           6,467
    500,000       *  Mobile Telecommunication
                        Technologies.......................................          10,687

    770,300       *  MobileMedia...........................................          17,043
  1,640,000       *  Paging Network........................................          39,462
    239,200       *  Vanguard Cellular.....................................           4,814
                                                                                    111,898
COMPUTER SERVICES -- 7.8%
    250,000       *  Acxiom................................................           6,875
    600,000       *  BISYS Group...........................................          18,300
    570,000       *  Concord EFS...........................................          23,798
    342,260          First Data............................................          22,889
    410,400       *  FIserv................................................          12,286
     79,800       *  Health Management Systems.............................           3,092
    650,000          National Data.........................................          16,088
  1,658,575          Paychex...............................................          82,410
    470,500       *  Payco American........................................           4,235
  1,100,000       *  SunGard Data Systems..................................          30,937
                                                                                    220,910
TRANSPORTATION -- 0.1%
    200,000       *  M.S. Carriers.........................................           3,950
MEDIA AND ADVERTISING -- 2.7%
  1,000,000          ADVO..................................................          26,000
    680,250       *  CAI Wireless..........................................           6,505
    382,000       *  Catalina Marketing....................................          23,970
    100,000       *  Clear Channel
                        Communications.....................................           4,413
    333,305       *  People's Choice TV....................................           6,291
    425,000       *  United International
                        Holdings (Class A).................................           6,216
    200,000       *  Wireless One..........................................           3,375
                                                                                     76,770
ENVIRONMENTAL -- 1.9%
    488,667       *  Continental Waste.....................................           5,528
    650,000       *  Republic Industries...................................          23,359
    651,400       *  Sanifill..............................................          21,741
    120,000       *  United Waste Systems..................................           4,440
                                                                                     55,068
ENGINEERING AND CONSTRUCTION -- 0.4%
  1,087,125       *  Insituform Technologies
                        (Class A)..........................................          12,502

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                    Value
                                                                                 ----------
MISCELLANEOUS BUSINESS SERVICES -- 7.4%
    100,800 shs   * Affiliated Computer
                        Services (Class A).................................       $   3,780
    131,900       *  APAC TeleServices.....................................           4,402
    500,000       *  BT Office Products
                        International......................................           8,000
    418,400       *+ Career Horizons.......................................          13,964
    170,900       *  CDI...................................................           3,076
    406,000       *  Copart................................................          10,708
    129,500       *  COREStaff.............................................           4,775
    600,000       *  Corporate Express.....................................          18,000
    155,000       *  DIMAC.................................................           4,224
    521,000       *  HFS...................................................          42,592
    700,000          Olsten................................................          27,650
    330,500       *  Orthodontic Centers of
                        America............................................          15,905
    200,000       *  Quintiles Transnational...............................           8,175
     50,000       *  Shorewood Packaging...................................             719
    142,800       *  SITEL.................................................           4,355
    305,600       *  Sylvan Learning Systems...............................           8,977
     36,700       *  Team Rental Group.....................................             307
    300,000       *  Viking Office Products................................          13,969
    460,000          Watsco (Class A)......................................           8,223
    890,000       *+ WorldCorp.............................................           8,900
                                                                                    210,701
DISTRIBUTION -- 2.8%
  1,600,000       *  Alliance Entertainment................................          15,200
    200,000          Fisher Scientific.....................................           6,675
    239,000       *+ Jaco Electronics......................................           2,793
    922,200       *+ JP Foodservice........................................          17,522
    300,000       *  MSC...................................................           8,250
    225,000          Pioneer Standard Electronics..........................           2,967
    666,200          Richfood Holdings.....................................          17,988
    500,000       *  Tech Data.............................................           7,531
                                                                                     78,926

TOTAL BUSINESS SERVICES                                                             770,725
-------------------------------------------------------------------------------------------
ENERGY -- 3.3%
-------------------------------------------------------------------------------------------
EXPLORATION AND PRODUCTION -- 0.5%
    300,387          Devon Energy..........................................           7,660
    200,000          Noble Affiliates......................................           5,975
    210,000          Southwestern Energy...................................           2,677
                                                                                     16,312
ENERGY SERVICES -- 2.8%
    475,000       *  BJ Services...........................................          13,775
    550,000          Camco International...................................          15,400
    228,000          Coflexip ADR..........................................           4,304
    153,700       *  Cooper Cameron........................................           5,456
     67,043       *  Geophysique (FRF).....................................           2,204
    700,000       *  Oceaneering International.............................           9,013

                                                                                    Value
                                                                                 ----------
    600,000 shs   *  Smith International...................................      $   14,100
    517,575       *  Weatherford Enterra...................................          14,945
                                                                                     79,197

TOTAL ENERGY                                                                         95,509
-------------------------------------------------------------------------------------------
INDUSTRIAL -- 3.6%
-------------------------------------------------------------------------------------------
PAPER AND FOREST PRODUCTS -- 0.3%
    450,000          Albany International
                        (Class A)..........................................           8,156
AUTO RELATED -- 1.4%
    192,800       *  APS Holding...........................................           4,290
    520,832       *  Jason.................................................           3,483
    437,100          Methode Electronics
                        (Class A)..........................................           6,229
    861,400          OEA...................................................          25,734
                                                                                     39,736
MACHINERY -- 1.3%
    400,000          Danaher...............................................          12,700
    200,000          Farrel................................................             650
    200,000          Teleflex..............................................           8,200
    800,000          TriMas................................................          15,100
                                                                                     36,650
AEROSPACE AND DEFENSE -- 0.1%
     69,600       *  ECC International.....................................             765
    231,900       *# ECC International.....................................           2,296
                                                                                      3,061
SPECIALTY CHEMICALS -- 0.5%
    447,300       *+ Gelman Sciences.......................................          11,294
    223,650          Synalloy..............................................           4,669
                                                                                     15,963

TOTAL INDUSTRIAL                                                                    103,566
-------------------------------------------------------------------------------------------
PROCESS INDUSTRIES -- 0.5%
-------------------------------------------------------------------------------------------
FOREST PRODUCTS -- 0.5%
    399,999          Delta Pine & Land.....................................          14,700
TOTAL PROCESS INDUSTRIES                                                             14,700
TOTAL MISCELLANEOUS COMMON STOCKS -- 2.3%                                            65,103
TOTAL COMMON STOCKS, CONVERTIBLES  &
   WARRANTS (COST $1,740,640)                                                     2,793,336
-------------------------------------------------------------------------------------------
Short-Term Investments -- 2.3%
-------------------------------------------------------------------------------------------
MEDIUM-TERM NOTES -- 0.7%
$10,000,000          Federal National
                        Mortgage Assn.,
                        6.00%, 10/7/96.....................................          10,000

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                    Value
                                                                                 ----------
  5,000,000          PHH, VR, 5.82%, 11/12/96..............................       $   4,997
  5,000,000          Wells Fargo, VR,
                        5.813%, 9/16/96....................................           4,999
                                                                                     19,996
CERTIFICATES OF DEPOSIT -- 0.3%
  5,000,000          Banque National De Paris,
                        5.77%, 2/1/96......................................           5,000
  5,000,000          Wachovia Bank Georgia,
                        5.75%, 1/31/96.....................................           5,000
                                                                                     10,000
COMMERCIAL PAPER -- 1.3%
  5,000,000          Abbey National North
                        America, 5.72%, 1/31/96............................           4,927
  5,000,000          ANZ (Delaware),
                        5.668%, 2/9/96.....................................           4,928
  5,000,000          Chase Manhattan,
                        5.67%, 2/15/96.....................................           4,929
  5,000,000          Daimler-Benz North America,
                        5.66%, 2/15/96.....................................           4,923
  2,584,108          Investments in Commercial
                        Paper through a joint
                        account,
                        5.90-6.05%, 1/2/96.................................           2,583
  5,000,000          Sears Roebuck Acceptance,
                        5.75%, 1/29/96.....................................           4,929
  5,000,000          Southern New England
                        Telecommunications,
                        5.70%, 2/2/96......................................           4,948
  5,000,000          U.S. Borax & Chemical, 4(2),
                        5.67%, 2/12/96.....................................           4,925
                                                                                     37,092

TOTAL SHORT-TERM INVESTMENTS (COST $67,088)                                          67,088
-------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES -- 100.2%
OF NET ASSETS (COST $1,807,728)                                                   2,860,424
-------------------------------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES..............................................          (5,879)
                                                                                 ----------
NET ASSETS.................................................................      $2,854,545
                                                                                 ==========
-------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   + Affiliated company
   * Non-income producing
   # Securities contain some restrictions as to public resale -- total of such securities at year-end amounts to 0.5% of net assets.
  VR Variable rate
4(2) Commercial paper sold within terms of a private placement memorandum, exempt from registration under section 4.2 of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors."
144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers -- total of such securities a year-end amounts to 0.3% of net assets.
 FRF French franc

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
Statement of Assets and Liabilities
--------------------------------------------------------------------------------
T. Rowe Price New Horizons Fund / Year Ended December 31, 1995
(in thousands)

ASSETS
Investments in securities, at value
   Affiliated companies (cost $151,006)............................................     $  178,425
   Other companies (cost $1,656,722)...............................................      2,681,999
                                                                                        ----------
   Total investments in securities.................................................      2,860,424
   Other assets....................................................................         37,429
                                                                                        ----------
Total assets.......................................................................      2,897,853
                                                                                        ----------
LIABILITIES........................................................................         43,308
                                                                                        ----------
NET ASSETS.........................................................................     $2,854,545
                                                                                        ==========
NET ASSETS CONSIST OF:
Accumulated net realized gain/loss - net of distributions..........................         54,622
Net unrealized gain (loss).........................................................      1,052,696
Paid-in-capital applicable to 139,238,701 shares of $1.00 par
   value capital stock outstanding; 200,000,000 shares authorized..................      1,747,227
                                                                                        ----------
NET ASSETS.........................................................................     $2,854,545
                                                                                        ==========
NET ASSET VALUE PER SHARE..........................................................         $20.50
                                                                                            ======

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
Statement of Operations
--------------------------------------------------------------------------------
T. Rowe Price New Horizons Fund / Year Ended December 31, 1995
(in thousands)

INVESTMENT INCOME
Income
   Interest................................................................    $ 10,470
   Dividend................................................................       4,180
                                                                               --------
   Total income............................................................      14,650
                                                                               --------
Expenses
   Investment management...................................................      15,035
   Shareholder servicing...................................................       4,032
   Custody and accounting..................................................         275
   Prospectus and shareholder reports......................................         245
   Registration............................................................          55
   Legal and audit.........................................................          43
   Directors...............................................................          40
   Miscellaneous...........................................................          30
                                                                               --------
   Total expenses..........................................................      19,755
                                                                               --------
Net investment income......................................................      (5,105)
                                                                               --------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on securities.....................................     337,164
Change in net unrealized gain or loss on securities........................     622,307
                                                                               --------
Net realized and unrealized gain (loss)....................................     959,471
                                                                               --------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS..........................    $954,366
                                                                               ========
---------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
Statement of Changes in Net Assets
--------------------------------------------------------------------------------
T. Rowe Price New Horizons Fund
(in thousands)

                                                                                            Year Ended December 31,
                                                                                             1995           1994
                                                                                         -----------     ---------
INCREASE (DECREASE) IN NET ASSETS FROM
Operations
   Net investment income............................................................     $   (5,105)     $   (8,172)
   Net realized gain (loss).........................................................        337,164         120,130
   Change in net unrealized gain or loss............................................        622,307        (108,665)
                                                                                         ----------      ----------
   Increase (decrease) in net assets from operations................................        954,366           3,293
                                                                                         ----------      ----------
Distributions to shareholders
   Net realized gain................................................................       (298,405)       (146,497)
                                                                                         ----------      ----------
Capital share transactions*
   Shares sold......................................................................        836,250         481,534
   Distributions reinvested.........................................................        283,060         138,041
   Shares redeemed..................................................................       (569,103)       (455,716)
                                                                                         ----------      ----------
   Increase (decrease) in net assets from capital share transactions................        550,207         163,859
                                                                                         ----------      ----------
Increase (decrease) in net assets...................................................      1,206,168          20,655
NET ASSETS
Beginning of period.................................................................      1,648,377       1,627,722
                                                                                         ----------      ----------
End of period.......................................................................     $2,854,545      $1,648,377
                                                                                         ==========      ==========
-------------------------------------------------------------------------------------------------------------------
 * Share information
   Shares sold......................................................................         43,859          30,376
   Distributions reinvested.........................................................         14,002           9,474
   Shares redeemed..................................................................        (30,271)        (28,895)
                                                                                         ----------      ----------
   Increase (decrease) in shares outstanding........................................         27,590          10,955
                                                                                         ==========      ==========
-------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
Notes To Financial Statements
--------------------------------------------------------------------------------
T. Rowe Price New Horizons Fund / December 31, 1995

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price New Horizons Fund (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company.

A) Valuation - Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities that are not traded on a particular day and securities that are regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Short-term debt securities are valued at their cost which, when combined with accrued interest, approximates fair value.

     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

B) Affiliated Companies - Investments in companies 5% or more of whose outstanding voting securities are held by the fund are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940.

C) Currency Translation - Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

D) Other - Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

NOTE 2 - INVESTMENT TRANSACTIONS

A) Commercial Paper Joint Account - The fund, and other affiliated funds, may transfer uninvested cash into a commercial paper joint account, the daily aggregate balance of which is invested in high-grade commercial paper. All securities purchased by the joint account satisfy the fund's criteria as to quality, yield, and liquidity.

B) Other - Purchases and sales of portfolio securities, other than short-term securities, aggregated $1,360,180,000 and $1,140,567,000, respectively, for the year ended December 31, 1995.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, $5,105,000 of undistributed net investment income was reclassified as a decrease to undistributed net realized gains during the year ended December 31, 1995. The results of operations and net assets were not affected by the reclassifications.

     At December 31, 1995, the aggregate cost of investments for federal income tax and financial reporting purposes was $1,807,728,000 and net unrealized gain aggregated $1,052,696,000, of which $1,127,326,000 related to appreciated investments and $74,630,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the Manager) provides for an annual investment management fee, of which $1,612,000 was payable at December 31, 1995. The fee is computed daily and paid monthly, and consists of an Individual Fund Fee equal to 0.35% of average daily net assets and a Group Fee. The Group Fee is based on the combined assets of certain mutual funds sponsored by the Manager or Rowe Price-Fleming International, Inc. (the Group). The Group Fee rate ranges from 0.48% for the first $1 billion of assets to 0.31% for assets in excess of $34 billion. At December 31, 1995, and for the year then ended, the effective annual Group Fee rate was 0.34%. The fund pays a pro rata share of the Group Fee based on the ratio of its net assets to those of the Group.

     In addition, the fund has entered into agreements with the Manager and two wholly owned subsidiaries of the Manager, pursuant to which the fund receives certain other services. The Manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. (TRPS), is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. Additionally, the fund is one of several T. Rowe Price mutual funds (the Underlying Funds) in which the T. Rowe Price Spectrum Growth Fund (Spectrum) invests. In accordance with an Agreement among Spectrum, the Underlying Funds, the Manager, and TRPS, expenses from the operation of Spectrum are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by Spectrum. The fund incurred expenses pursuant to these related party agreements totaling approximately $3,592,000 for the year ended December 31, 1995, of which $386,000 was payable at period-end.

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------
T. Rowe Price New Horizons Fund

                                                                 For a share outstanding throughout each period
                                                    ----------------------------------------------------------------------
                                                                             Year Ended December 31,
                                                    ----------------------------------------------------------------------
                                                           1995          1994          1993          1992           1991
                                                    ----------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.............        $14.76        $16.16        $15.53        $15.68         $10.61
                                                         ------        ------        ------        ------         ------
Investment activities
   Net investment income.........................         (0.04)        (0.07)        (0.07)        (0.04)          0.05
   Net realized and unrealized gain (loss).......          8.19          0.10          3.40          1.65           5.46
                                                         ------        ------        ------        ------         ------
Total from investment activities.................          8.15          0.03          3.33          1.61           5.51
                                                         ------        ------        ------        ------         ------
Distributions
   Net investment income.........................            --            --            --            --          (0.05)
   Net realized gain.............................         (2.41)        (1.43)        (2.70)        (1.76)         (0.39)
                                                         ------        ------        ------        ------         ------
Total distributions..............................         (2.41)        (1.43)        (2.70)        (1.76)         (0.44)
                                                         ------        ------        ------        ------         ------
NET ASSET VALUE, END OF PERIOD...................        $20.50        $14.76        $16.16        $15.53         $15.68
                                                         ======        ======        ======        ======         ======
RATIOS/SUPPLEMENTAL DATA
Total return.....................................          55.4%          0.3%         22.0%         10.6%          52.3%
Ratio of expenses to average net assets..........          0.90%         0.93%         0.93%         0.93%          0.92%
Ratio of net investment income to
   average net assets............................        (0.23)%       (0.50)%       (0.50)%       (0.32)%          0.35%
Portfolio turnover rate..........................          55.9%         44.3%         49.4%         49.6%          32.5%
Net assets, end of period (in thousands).........    $2,854,545    $1,648,377    $1,627,722    $1,547,258     $1,470,440

--------------------------------------------------------------------------------
Report of Independent Accountants
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of
T. Rowe Price New Horizons Fund, Inc.

     We have audited the accompanying statement of assets and liabilities of
T. Rowe Price New Horizons Fund, Inc., including the portfolio of investments, as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights, referred to above, present fairly, in all material respects, the financial position of T. Rowe Price New Horizons Fund, Inc. as of December 31, 1995, the results of its operations, the changes in its net assets and financial highlights for each of the respective periods stated in the first paragraph in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.

Baltimore, Maryland
January 18, 1996

--------------------------------------------------------------------------------
ANNUAL REPORT
--------------------------------------------------------------------------------

T. Rowe Price
-------------
NEW HORIZONS FUND

DECEMBER 31, 1995


                      [LOGO OF T. ROWE PRICE APPEARS HERE]


FOR YIELD, PRICE, LAST TRANSACTION,
AND CURRENT BALANCE, 24 HOURS,
7 DAYS A WEEK, CALL:
1-800-638-2587 toll free
625-7676 Baltimore area

FOR ASSISTANCE WITH YOUR EXISTING
FUND ACCOUNT, CALL:
Shareholder Service Center
1-800-225-5132 toll free
625-6500 Baltimore area

T. ROWE PRICE
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus of the T. Rowe Price New Horizons Fund/(R)/.


Invest With Confidence /(R)/  [LOGO OF T. ROWE PRICE APPEARS HERE]
T. Rowe Price

NHF